UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): January 9, 2007


                               HOMEFED CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)

                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)

         1-10153                                          33-0304982
(Commission File Number)                       (IRS Employer Identification No.)

1903 WRIGHT PLACE, SUITE 220, CARLSBAD, CALIFORNIA              92008
     (Address of Principal Executive Offices)                 (Zip Code)

                                  760-918-8200
              (Registrant's Telephone Number, Including Area Code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 5.02       Departure of Directors or Principal Officers; Election of
                Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers

               (e) The information set forth in response to Item 9.01 (c) is incorporated herein by reference.


Item 9.01.      Financial Statements and Exhibits

       (c)      Exhibits

       10.1     Information Concerning Executive Compensation.












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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  January 16, 2007

                                                     HOMEFED CORPORATION



                                                        /s/  Erin N. Ruhe
                                                     ---------------------------
                                                     Name:    Erin N. Ruhe
                                                     Title:   Vice President


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                                  EXHIBIT INDEX

Exhibit No.            Description
-----------            -----------

   10.1                Information Concerning Executive Compensation.





















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